UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Act of 1934

Date of Report (Date of earliest event reported): March 24, 2017

THE VALSPAR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-3011	36-2443580
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1101 South 3rd Street, Minneapolis, Minnesota		55415
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (612) 851-7000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On March 24, 2017, The Valspar Corporation (the “Corporation”) held its Annual Meeting of Stockholders, at which the following items were voted upon:

(1)	Election of four directors (Class I) for a term of three years:

Nominee	For	Against	Abstain	Broker Non-Vote
John M. Ballbach	51,043,314	2,969,218	762,660	6,348,464
Ian R. Friendly	50,608,061	3,366,852	800,279	6,348,464
Janel S. Haugarth	52,555,388	1,373,022	846,782	6,348,464
David R. Lumley	52,610,769	1,305,407	859,016	6,348,464

(2)	Advisory vote to approve the compensation of our named executive officers as stated in the Corporation’s proxy statement:

For	Against	Abstain	Broker Non-Vote
49,431,231	4,439,415	904,546	6,348,464

(3)	Advisory vote on the frequency for a stockholders’ advisory vote on the Corporation’s executive compensation:

1 Year	2 Years	3 Years	Abstain	Broker Non-Vote
46,404,540	196,679	7,259,756	914,217	6,348,464

(4)	Ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Corporation for the fiscal year ending October 27, 2017:

For	Against	Abstain	Broker Non-Vote
58,568,809	1,848,296	706,551	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE VALSPAR CORPORATION

Dated: March 24, 2017	/s/ Rolf Engh
	Name:	Rolf Engh
	Title:	Executive Vice President, General Counsel and Secretary